Accumulated Other Comprehensive Loss - Consolidated Balance Sheets (Details) - USD ($) $ in Thousands	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Summary of accumulated other comprehensive loss in the equity
Net actuarial loss and prior service credit	$ (22,180)	$ (21,524)
Less: deferred tax benefit	4,523	4,574
Net of tax	(17,657)	(16,950)
Change in fair value of interest rate swap	95	220
Less: deferred tax liability	(38)	(88)
Net of tax	57	132
Foreign currency translation adjustment	(3,853)	1,206
Total accumulated other comprehensive loss	$ (21,453)	$ (15,612)	$ (14,614)	$ (12,522)